EXHIBIT 10.18

PROMISSORY NOTE

Dublin, California	$166,444.00

Effective Date:  December29, 2008

FOR VALUE RECEIVED, the undersigned Jeffrey Carr, (“BORROWER”) hereby promises to pay to the order of Taleo Corporation, a Delaware corporation (“LENDER” also known as “Taleo”) at 4140 Dublin Boulevard, Suite 400, Dublin, CA 94568 (or at such other address as the holder of this NOTE may designate by notice to BORROWER), in lawful money of the United States of America, the principal sum of one hundred and sixty-six thousand, four hundred and forty-four dollars ($166,444.00), as set forth below.

1.
Purpose.  The parties are entering into this loan in order to provide BORROWER with funds to repay Taleo the gross severance amount previously paid to BORROWER by Taleo pursuant to BORROWER’S employment agreement, dated May 8, 2006.  BORROWER shall use the funds solely for the purpose of repaying Taleo pursuant to the terms of Internal Revenue Service (“IRS”) Notice 2008-113 so that the original payment of severance will not be potentially subject to the negative tax implications of Section 409A of the Internal Revenue Code of 1986, as amended and the final regulations and any guidance promulgated thereunder (“Section 409A”).  By entering into this LOAN, LENDER neither takes the position nor represents that (i) the severance as originally paid was subject to any negative tax implications under Section 409A or (ii) the provision of the loan satisfies the requirements of IRS Notice 2008-113.  Notwithstanding the forgoing, the BORROWER and the LENDER acknowledge that the repayment to LENDER as set forth above shall be a good faith effort to comply with the requirements of IRS Notice 2008-113 and LENDER agrees not to take a contrary tax reporting position.

2.	Definitions.

a.	“CODE” will mean the Internal Revenue Code of 1986, as amended.

b.	“DUE DATE” will mean the date that is six (6) months and one (1) day following the LOAN DATE.

c.	“INTEREST RATE” will accrue at rate of five percent (5%) per annum.

d.	“LOAN DATE” will mean the date the LENDER provides the funds to BORROWER after execution of this promissory note.

3.	Payments.

a.	On each monthly anniversary of the LOAN DATE, BORROWER shall pay accrued interest on the NOTE equal to six hundred and ninety-three dollars and fifty-two cents ($693.52) based on the INTEREST RATE.

b.	BORROWER shall pay the principal amount of one hundred and sixty-six thousand, four hundred and forty-four dollars ($166,444.00) in a lump-sum on the DUE DATE.

4.	Prepayment.

BORROWER may prepay all or any portion of this NOTE and the accrued interest without penalty or acceleration at any time before the DUE DATE.

5.	Acceleration of DUE DATE.

The entire unpaid principal of this NOTE and accrued interest thereon will at the election of the LENDER, become immediately due and payable upon the occurrence of any of the following, irrespective of the DUE DATE as otherwise defined in this NOTE:

a.	BORROWER fails to make any payment when the same is due; or

b.	A bankruptcy or insolvency proceeding is instituted by or against BORROWER, or if a receiver is appointed for the property of BORROWER.

6.	Collection Costs Borne by BORROWER.

In the event of any failure on the part of BORROWER to make any payment when the same is due, LENDER will be entitled to recover from BORROWER all costs of effecting collection of the same, including reasonable attorneys’ fees.  Unpaid principal and interest subject to collection will bear interest at the maximum rate allowed under California law for nonexempt lenders.

7.	Full Recourse.

The holder of this NOTE will have full recourse against the BORROWER.  The parties agree and acknowledge that should the LENDER be deemed insolvent, the creditors of the LENDER shall have full rights to enforce the repayment terms under this NOTE in their favor.

8.	Governing Law.

This NOTE will be governed by and construed in accordance with the internal laws of the State of California (without reference to its conflicts of law provisions).

9.	Successors.

This NOTE will be binding upon and will inure to the benefit of the parties hereto and their respective representatives, designees, successors, assigns, heirs, executors and administrators. The term “LENDER” and the term “BORROWER” as used herein will be deemed to include, for all purposes, the respective representatives, designees, successors, assigns, heirs, executors and administrators.

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Effective as of the date set forth above.

BORROWER:

Signature:	/s/ Jeffrey Carr
Name:	Jeffrey Carr

ACCEPTED AND ACKNOWLEDGED:

LENDER:

TALEO CORPORATION, a Delaware corporation

By:	/s/ Josh Faddis